LORD ABBETT INVESTMENT TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Investment Trust (the "Fund") is a mutual fund currently consisting of three series -- Lord Abbett Limited Duration U.S. Government Securities Series ("Limited Duration Government Series"), Lord Abbett Balanced Series ("Balanced Series") and Lord Abbett U.S. Government Securities Series ("U.S. Government Securities Series"). Each Series is sometimes referred to as "we" or the "Series" individually or collectively. Further series and classes may be added in the future. The U.S. Government Securities Series offers three classes of shares: Class A, B and C. The Limited Duration Government Series and the Balanced Series offer two classes of shares: Class A and C. The existence of a multi-class structure in the Series provides investors with different investment options in purchasing shares of the Series. See "Investment in a Multi-Class Series" under "Purchases" for a description of these choices. LIMITED DURATION GOVERNMENT SERIES. The investment objective of the Series is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. BALANCED SERIES. The investment objective of the Series is to seek current income and capital growth.

U.S. GOVERNMENT SECURITIES SERIES. The investment objective of the Series is high current income consistent with reasonable risk. See "How We Invest" for more information. There can be no assurance that any Series will achieve its objective. This Prospectus sets forth concisely the information about the Fund and each Series that a prospective investor should know before investing. Additional information about the Fund and each Series has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained without charge by writing directly to the Fund or by calling the Fund at 800-874-3733 -- ask for "Part B of the Prospectus -- the Statement of Additional Information". The date of this Prospectus, and the date of the Statement of Additional Information, is March 1, 1997.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.
        Shares of each Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in each Series involves risks, including the possible loss of principal.


        1       Investment Objectives        2
        2       Fee Table                    2
        3       Financial Highlights         3
        4       How We Invest                6
        5       Purchases                    11
        6       Shareholder Services         19
        7       Our Management               20
        8       Dividends, Capital Gains
                Distributions and Taxes      21
        9       Redemptions                  22
        10      Performance                  23

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVE

The investment objective of the Limited Duration Government Series is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The investment objective of the Balanced Series is to seek current income and capital growth. See "How We Invest". The investment objective of the U.S. Government Securities Series is to seek high current income consistent with reasonable risk. For this purpose, "reasonable risk" means that the Series, over time, will have a volatility approximating that of the Lehman Government Bond Index.

2    FEE TABLE

A summary of each Series' expenses is set forth in the table below. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                                       Class A                      Class B                  Class C
                                                       Shares                       Shares                   Shares
------------------------------------------------------------------------------------------------------------------------------------
                                           Limited             U.S. Government   U.S. Government    Limited         U.S. Government
                                           Duration  Balanced     Securities       Securities      Duration Balanced  Securities
  SHAREHOLDER TRANSACTION EXPENSES(1)
  (AS A PERCENTAGE OF OFFERING PRICE)
  Maximum Sales Load(2) on Purchases
  (See "Purchases")                          3.00%     4.75%          4.75%          None           None      None      None

  Deferred Sales  Load(2)  (See
  "Purchases")                               None      None           None       5% if shares are       1% if shares
                                                                                 redeemed before        are redeemed  before
                                                                                 1st anniversary        1st anniversary
                                                                                 of purchase            of purchase.
                                                                                 declining to 1%
                                                                                 before 6th
                                                                                 anniversary and
                                                                                 eliminated on and
                                                                                 after 6th anniversary(3)
-----------------------------------------------------------------------------------------------------------------------------------
  Annual Fund Operating Expenses(4)
  (as a percentage of average net assets)
  (after management fee waiver)
  Management Fees (See "Our Management")(5) 0.25%     0.25%          0.50%          0.50%           0.25%     0.25%   0.50%
  12b-1 Fees (See "Purchases")(1)(2)        0.00%     0.00%          0.27%          1.00%           1.00%     1.00%   1.00%
  Other Expenses (See "Our Management")     1.08%     0.66%          0.13%          0.13%           1.08%     0.66%   0.13%
----------------------------------------------------------------------------------------------------------------------------------
  Total Operating Expenses(5)               1.33%     0.91%          0.90%          1.63%          2.33%     1.91%     1.63%


Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment with reinvestment of all dividends and distributions, you would pay the following total expenses assuming redemption on the last day of each period indicated.

                                      1 year           3 years        5 years        10 years
U.S. Government Securities Series
                Class A                 $56            $75            $95            $153
                Class B                 $66            $80            $107           $174
                Class C                 $27            $51            $89            $193
Limited Duration Government Series
                Class A                 $43            $71            $101           $185
                Class C                 $34            $73            $125           $267
Balanced Series
                Class A                 $56            $75            $96            $154
                Class C                 $29            $60            $103           $223

You would pay the following expenses on the same investment, assuming no redemption:

1 year 3 years 5 years 10 years U.S. Government Securities Series Class A $56 $75 $95 $153 Class B $17 $51 $89 $174 Class C $17 $51 $89 $193 Limited
     Duration Government Series Class A $43 $71 $101 $185 Class C $24 $73 $125 $267 Balanced Series Class A $56 $75 $96 $154 Class C $19 $60 $103 $223
     (1)Although no Series, with respect to the Class B and Class C shares, charges a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plans applicable to the Class B and Class C shares (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits a Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fees for the Class A shares of the U.S. Government Securities Series have been restated to reflect estimated current fees under the recently amended Class A 12b-1 plans. The actual 12b-1 fees for such shares for the fiscal year ended November 30, 1996 under the former plan were 0.25%. The Class A share 12b-1 Plan for the Limited Duration and Balanced Series will go into effect on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million (in the case of the Limited Duration Series) and $50 million (in the case of the Balanced Series).

(2)Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3)Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.



(4)The annual operating expenses shown in the summary have been restated from November 30, 1996 fiscal year amounts to reflect current and estimated fees.
(5)Although not obligated to, Lord, Abbett & Co. ("Lord Abbett") may waive a portion of its management fee and assume other expenses with respect to each Series. Subsequently, Lord Abbett may charge management fees and not subsidize other expenses on a partial or complete basis. The management fee would be 0.50% for the Limited Duration and 0.75% for the Balanced Series absence such waiver and total operating expenses would be 1.58% and 1.41% for the Class A shares and 2.58% and 2.41% for the Class C shares of the Limited Duration and Balanced Series, respectively.
The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.

3    FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche LLP, independent public accountants, in connection with their annual audits of the Fund's financial statements, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained upon request, and has been included herein in reliance upon their authority as experts in auditing and accounting.

                                            Balanced Series                Limited Duration Government Series
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Dec. 27, 1994                                         Nov. 4, 1993
                                       One           Year       (Commencement          One            Year Ended     (Commencement
  Per Class A Share+ Operating     Month Ended       Ended     of Operations) to    Month Ended       October 31,  of Operations) to
  Performance:                     Nov. 30, 1996  Oct. 31, 1996  Oct. 31, 1995     Nov. 30, 1996    1996      1995   Oct. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of
    period                           $11.30          $10.71          $9.52           $4.39          $4.53    $4.44        $4.85
  Income from investment
    operations
  Net investment income                .0312           .472           .365            .0174         .1912    .2316       .2650
  Net realized and unrealized
  gain (loss) on securities            .5208           .732          1.185            .0333         (.0751)  .1017       (.4123)
  Total from investment operations     .552           1.204           1.55            .0507          .1161    .3333      (.1473)
----------------------------------------------------------------------------------------------------------------------------------
  Less Distributions
  Dividends from net investment income (.0420)       (.462)          (.36)           (.0207)        (.2561)  (.2433)     (.2627)
  Distributions from net realized gain  --           (.152)            --              --              --      --          --
  Net asset value, end of period       $11.81        $11.30         $10.71            $4.42           $4.39   $4.53       $4.44
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return*                        4.89%++       11.55%          16.32%++         1.15%++          2.67%  8.16%      (3.09)%++
-----------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver           0.07%++        0.93%           .37%++          0.11%++          1.81%  1.40%       0.89%++
  Expenses, excluding waiver           0.11%++        1.59%          1.26%++          0.13%++          2.73%  1.71%       0.89%++
  Net investment income                0.26%++        4.18%          4.39%++          0.41%++          4.58%  5.62%       5.61%++




                                                   Balanced Series            Limited Duration Government Series

                                            One Month       Class C Shares        One Month       Class C Shares
  Per Class C Share Operating                 Ended       July 15, 1996** to        Ended       July 15, 1996** to
  Performance:                          November 30, 1996  October 31, 1996   November 30, 1996  October 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $11.29            $10.73               $4.39               $4.34
  Income from investment operations
  Net investment income                        .0067             .0349                .0138               .0667
  Net realized and unrealized gain on securities                 .5298                .6346               .0342    .0515
  Total from investment operations             .5365             .6695                .0480               .1182
----------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income         (.0365)           (.0730)              (.0180)             (.0682)
  Dividends from net realized gain            --                 (.0365)                --                 --
  Net asset value, end of period               $11.79            $11.29               $4.42               $4.39
----------------------------------------------------------------------------------------------------------------------------------
  Total Return*                                4.76%+            7.78%+               1.09%+              2.98%+
----------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver                   0.16%+            0.62%+               0.19%+              0.69%+
  Expenses, excluding waiver and reimbursement 0.20%+            0.77%+               0.21%+              0.77%+
  Net investment income                        0.17%+            0.70%+               0.33%+              1.26%+

  *Total return does not consider the effects of front-end sales or contingent deferred sales charges.
**Commencement of offering Class shares.
   +Not annualized.
See Notes to Financial Statements.



  U.S. Government Securities Series

  Per Class A Share+ Operating                            Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------------------------
  Performance:                           1996     1995     1994    1993    1992    1991    1990      1989    1988    1987
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year     $2.73    $2.59    $3.00   $2.94   $2.94   $2.83   $2.92    $2.91   $2.96   $3.34
  Income from investment operations
  Net investment income                   .215    .235     .247     .239    .267    .282    .299    .309     .336    .331
  Net realized and unrealized
  gain (loss) on securities              (.105)   .136    (.3685)   .070   (.003)   .105   (.088)   .010    (.062)  (.323)
  Total from investment operations.11     .371    (.1215)   .309    .264    .387    .211    .319     .274    .008
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income   (.210)   (.231)   (.246)  (.249)  (.264)  (.277)  (.301)   (.309)  (.324)  (.348)
  Distributions from net realized gain    --        --     (.0425)   .--     .--     .--     .--      .--     .--   (.040)
  Net asset value, end of year           $2.63    $2.73    $2.59    $3.00   $2.94   $2.94   $2.83   $2.92    $2.91   $2.96
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return*                          4.41%    14.89%   (4.24)%  10.70%   9.24%  14.35%   7.82%  11.65%    9.64%   .35%
-----------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses                               .88%      .90%    .90%     .89%    .87%    .94%    .89%    .88%     .88%    .89%
  Net investment income                 8.12%     8.85%   8.92%    7.94%   9.18%   9.63%  10.55%  10.66%   11.26%  10.48%

  U.S. Government Securities Series

                                                   Class B Shares                Class C Shares
  Per Class Share Operating                      August 1, 1996** to           July 15, 1996** to
  Performance:                                    November 30, 1996             November 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $2.57                         $2.55
  Income from investment operations
  Net investment income                                   .063                          .066
  Net realized and unrealized gain on securities          .060                          .085
  Total from investment operations                        .123                          .151
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income                    (.063)                        (.071)
  Net asset value, end of period                          $2.63                         $2.63
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return*                                           5.45%+                        6.49%+
-----------------------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Ratios to Average Net Assets:
  Expenses, including waiver                              .48%+                         .60%+
  Net investment income                                   2.21%+                        2.60%+

  U.S. Government Securities Series

Supplemental Data for All Classes:                                    Year Ended November 30,
                                1996        1995      1994       1993      1992       1991        1990     1989        1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
Net assets end of year(000)$2,907,291 $3,272,865 $3,232,012 $3,909,868 $3,275,052 $2,293,345 $1,555,648 $1,241,218 $999,131 $749,307
Portfolio  turnover rate      820.59%      544.31%  790.57%     586.18%  458.70%     544.19%    578.18%   440.32%    332.36% 429.12%

  *Total return does not consider the effects of front-end sales or contingent deferred sales charges.
**Commencement of offering Class shares.
   +Not annualized.
See Notes to Financial Statements.

4    HOW WE INVEST

U.S. Government Securities Series. The U.S. Government Securities Series seeks high current income with relatively low risk of price decline. To achieve this goal, the Series invests in U.S. Government securities. U.S. Government securities include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and including Treasury bills maturing in one year or less, Treasury notes maturing in one to ten years and Treasury bonds with maturities of over ten years and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates),
(b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the instrumentality. Agencies and instrumentalities include the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Bank, Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Obligations issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities." A security backed by the U.S. Treasury or a U.S.
Government agency, although providing substantial protection against credit risk, is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate and, accordingly, such securities will not protect investors against price changes due to changing interest rates. Longer maturity U.S. Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, certain U.S. Government securities may show even greater volatility if, for example, the interest payment component has been removed, as with zero coupon bonds. The value of shares of the U.S. Government Securities Series will change as the general levels of interest rates fluctuate. When interest rates decline, share value rises. Conversely, when interest rates rise, share value can be expected to decline.

Investments in GNMA certificates, which are pools of home mortgages and other mortgage-backed securities, are subject to prepayment of principal as mortgages are prepaid. The U.S. Government Securities Series must reinvest these prepayments at prevailing rates, which may be lower than the yield of the GNMA certificate or other mortgage-backed securities. These prepayments will result in a further reduction in principal if the GNMA certificate or other mortgage-backed security is trading over par. Mortgage prepayments generally increase in a falling interest-rate environment and, accordingly, often result in a reduction of principal. In a rising interest-rate environment, prepayments tend to decline which increases the duration and volatility of such GNMA certificates. The U.S. Government Securities Series may invest in liquid interest-only and principal-only mortgage-backed securities backed by fixed-rate mortgages under guidelines established by the Board of Trustees of the Fund to assure that they may be sold promptly in the ordinary course of business at a value reasonably close to that used in calculating the U.S. Government Securities Series' net asset value per share.

Although the longer maturity U.S. Government securities, zero coupon bonds, GNMA certificates and other mortgage-backed securities mentioned above may be volatile, this volatility, while not eliminated, is managed by the above-mentioned policy of Lord Abbett to maintain the average duration of securities held by the Series at between three and eight years.

While growth of capital is not an objective of the U.S. Government Securities Series, capital appreciation may result from efforts to secure high current income.

Limited Duration Government Series. The Limited Duration Government Series is authorized to invest solely in a portfolio of short- and intermediate-duration U.S. Government securities. Such securities include direct obligations of the U.
S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States such as GNMA certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks) and securities supported solely by the creditworthiness of the issuer such as FNMA and FHLMC securities. Such U.S. Government securities also include component securities and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Treasury STRIPS are direct obligations of the U.S. Government and are examples of component securities whereby Treasury bonds and notes are separated on the books of the Federal Reserve into their component parts of principal and coupon payments or principal and coupon strips.

The maximum dollar-weighted effective average maturity (not stated maturity) of the portfolio will be seven years. This effective average maturity measures the average time principal is outstanding and (a) is different from duration because it does not measure all cash flows and (b) includes securities that prepay principal, thus shortening their dollar-weighted effective average maturity. ("Duration" is generally the weighted average time to receipt of all cash flows due by maturity from an obligation.) Stated maturity is the stated time to final principal payment of an obligation without regard to any prepayments of principal. Therefore, the maximum average stated maturity of the portfolio may be substantially longer than seven years.

The Limited Duration Government Series is not a money market fund. A money market fund is designed for stability of principal; consequently, its level of income fluctuates. A limited duration U.S. Government securities fund, due to the nature of its portfolio securities, generally has a steadier and higher level of income than a money market fund. However, the Series' share value will fluctuate more than a money market fund's over time. Historically, a portfolio with a duration averaging between one and four years, such as the Limited Duration Government Series' portfolio, tends to have steadier and higher income over the course of the business cycle than a short-term money market fund portfolio. In such a business cycle, the Limited Duration Government Series' portfolio can "lock in" rates over a longer period, allowing its income to continue over that period at the locked-in level which adjusts less often in response to changing interest rates, thereby softening the impact of interest-rate changes which a money market fund portfolio is exposed to more often because it can only lock in rates for a shorter period. Of course, past performance is no guarantee of future results. Unlike a money market fund, the Limited Duration Government Series does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The level of income will vary depending on interest rates and the portfolio. In general, because the Limited Duration Government Series invests in longer term securities than a money market fund, the value of its shares will fluctuate more than a money market fund, but less than, for example, a long-term U.S. Government securities fund. When interest rates rise, the value of securities in the portfolio, as well as the share value, will fall. Conversely, when rates fall, the value of securities in the portfolio and the share value will rise. Component securities in which the Series may invest may show greater price volatility in response to interest-rate changes than will other debt securities in which the Series may invest. The value of principal-only component securities will be reduced in a rising interest-rate environment or as the expected amount of principal prepayments declines. The value of interest-only component securities will be reduced in a falling interest-rate environment or in expectation that the amount of principal prepayments will increase. Although the U.S. Government securities in which the Limited Duration Government Series may invest are guaranteed as to timely payment of interest and principal, the market prices for such securities are not guaranteed and, as with other bond investments, will rise and fall in value as interest rates change.

The Limited Duration Government Series seeks to reduce the effects of interest-rate volatility on principal by limiting the average duration to a range of one to four years.
The Limited Duration Government Series limits its investments in mortgage-backed securities to those issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities, primarily the GNMA, FNMA or FHLMC. Mortgage-backed securities guaranteed by GNMA consist of pass-through interests in pools of mortgage loans guaranteed or issued by agencies or instrumentalities of the United States. Mortgage-backed securities issued by FNMA and FHLMC most often represent pass-through interests in pools of conventional mortgage loans or participations in the pools. Such "pass-through" mortgage-backed securities represent undivided interests in the underlying mortgage pool, and a proportionate share of both regular interest and principal payments (net of certain fees), as well as unscheduled early prepayment on the underlying mortgage pool, are passed through monthly to the holder of the mortgage-backed securities.

The Limited Duration Government Series must reinvest such prepayments at prevailing interest rates, which may be lower than those of the mortgage-backed securities prepaid. Prepayment will result in a reduction of principal if the pre-paid mortgage-backed security is trading over par. Principal prepayments generally increase in a falling interest-rate environment, as indicated above, and accordingly often result in a reduction of principal. Among the types of mortgage-backed securities in which the Limited Duration Government Series may invest are collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities guaranteed or issued by GNMA, FNMA or FHLMC. The Limited Duration Government Series will not invest in privately issued CMOs. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are issued in multiple classes. Each class, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Balanced Series. Fund management (hereinafter meaning the officers of the Fund on a day-to-day basis subject to the overall direction of the Fund's Board of Trustees with the advice of Lord Abbett)believes that of all the various kinds of investments, equity securities generally afford the best opportunity for investors' capital to grow and for their income to increase. The prices of equity securities fluctuate and the dividends earned on equity securities vary. But if the companies they represent prosper and grow, equity securities should appreciate in value and the income distributed in the form of dividends should increase.

However, the market risk is generally greater in equity securities than in fixed-income securities. Therefore, the Balanced Series at all times maintains at least 25% of its net assets in fixed-income senior securities, such as high-grade bonds or notes and U.S. Government securities. It also may invest in lower grade preferred stocks or lower grade bonds, but for capital appreciation and income and not for capital stability.

The Balanced Series changes the proportions of its assets invested in fixed-income securities and in equity securities and the individual securities within those classifications in response to market conditions. The Balanced Series is guided by an investment philosophy that identifies undervalued areas of the equity and fixed-income markets in an effort to generate above-average returns. The equity investment process integrates the results of quantitative and qualitative valuation analysis with a macro-economic outlook. Fundamental economic and business factors taken into consideration include government, fiscal and monetary policies, employment levels, demographics, retail sales and market share when determining future earnings and market valuation for stocks. In order to have maximum flexibility in effectuating this equity investment process, we will invest in small, middle-sized and/or large companies based on their market capitalization (i.e., the market value of a company's outstanding stock). For the fixed-income component, a duration target between 3.5 and 7.5 years was established within the context of broad economic and interest-rate trends identified by Fund management. The fixed-income management strategies are driven by the shape of the yield curve, yield spread analysis and effects on value of time.

The Balanced Series may invest up to 10% of its net assets (at the time of investment) in each of the following: (a) writing covered call options traded on a national securities exchange for portfolio securities, (b) foreign securities and (c) lower rated, high-yield bonds, sometimes referred to as "junk bonds". These foreign securities will be the kind described herein for the Series' domestic investment. It is the present intention of Fund management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America and other developed countries as may be determined from time to time.

        To create reserve purchasing power and also for temporary defensive purposes, the Balanced Series may invest in high-quality, short-term debt securities, such as those of banks, corporations and the U.S. Government.

The U.S. Government securities in which the Balanced Series may invest include the same described above for the Limited Duration Government Series except that they will not be restricted to the same duration.

The Balanced Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission in compliance with the Investment Company Act of 1940, as amended (the "Act"). Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Balanced Series and the closed-end investment company both charge a management fee. Policies Common to All Series. Each Series may purchase U.S. Government securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government securities without amortizing any premiums. Each Series does not start earning interest on these when-issued securities until settlement and often will sell them prior to settlement. This investment strategy is expected to contribute significantly to a portfolio turnover rate substantially in excess of 100% for each Series, including the fixed-income portion of the Balanced Series. This strategy will have little or no transaction cost or adverse tax consequences for any series. Transaction costs normally will exclude brokerage because our fixed-income portfolio transactions are usually on a principal basis when using this strategy and any mark-ups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value.

Each Series may engage in the lending of its portfolio securities. These loans may not exceed 30% of the value of each Series' total assets. In such an arrangement the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations (short term in the case of the Limited Duration Government and Balanced Series) issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Each Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trustees to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") are not subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Series' liquidity during periods of decreased market interest in such securities. Under Rule 144A a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

No Series may borrow money, except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 331 1/43% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Each Series will not change its investment objective or its fundamental investment restrictions listed in its Statement of Additional Information without its shareholders' approval. If Fund management determines that a Series' objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, it will make such a change by disclosing it in its prospectus.

Risk Factors--Balanced Series

Foreign Investments. Securities markets of foreign countries are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders and different securities settlement practices. Foreign securities may be traded on days that we do not value our portfolio securities, and, accordingly, our net asset value may be significantly affected on days when shareholders do not have access to the Balanced Series.

        High-Yield Bonds. The Balanced Series may invest in lower rated bonds for their higher yields. In general, the market for lower rated bonds is more limited than that for higher rated bonds and, therefore, may be less liquid; market prices of such lower rated bonds may fluctuate more than those of higher rated bonds, particularly in times of economic change and stress. In addition, because the market for lower rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower rated bonds may be more limited and valuation of such securities may be more difficult and require greater reliance upon judgment when compared to higher rated bonds.

While the market for lower rated bonds may be less sensitive to interest-rate changes than higher rated bonds, the market prices of these lower rated bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such interest-rate changes and thus may be more volatile than prices of lower rated securities periodically paying interest in cash. When compared to higher rated bonds, lower rated bonds that include redemption prior to maturity or call provisions may be more susceptible to refunding during periods of falling interest rates, requiring replacement by lower yielding securities.

Since the risk of default generally is higher among lower rated bonds, the research and analysis of Lord Abbett are especially important in the selection of such bonds which, if rated BB/Ba or lower, are often described as "high-yield bonds" because of their generally higher yields and referred to as "junk bonds" because of their greater risks. In selecting lower rated bonds for our investment portfolio Lord Abbett does not rely upon ratings which, in any event, evaluate only the safety of principal and interest, not market value risk and which, furthermore, may not accurately reflect an issuer's current financial condition. There is no minimum rating criteria for investments in these bonds and some may default as to principal and/or interest payments subsequent to their purchase. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Small Capitalized Companies. These generally consist of companies in either the formative or developing growth phase of business growth. The formative phase has high risk. The perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some of these formative companies to survive and advance into the growth stage. The developing growth phase is a period of swift development, when growth occurs at a rate rarely equalled by established companies in their mature years. Of course, the actual growth of a company cannot be foreseen, and it can be difficult to determine in which phase a company is presently situated. Small capitalized companies are usually young and their shares are generally traded over-the-counter.

Portfolio Turnover. The portfolio turnover rate for the Limited Duration Government Series for the year ended October 31, 1996 was 340.62% versus 222.00% for the previous year, primarily due to security purchases and sales relating to purchases and redemptions of Series shares and some portfolio restructuring. The portfolio turnover rate for the Balanced Series for the fiscal year ended October 31, 1996 was 62.34% for the equity portion of the Series and 363.31% for the fixed-income portion of the Series. The portfolio turnover rate for the predecessor to the U.S. Government Securities Series and the Series itself for the fiscal year ended November 30, 1996 was 820.59% versus 544.31% for the previous fiscal year. The high portfolio turnover rate relates to substantial trading of U.S. and U.S. agency mortgage-backed securities to take advantage of value changes among different agencies, coupons and maturities.

As a result of the acquisition by the U.S. Government Securities Series of the shares of the Lord Abbett U.S. Government Securities Fund, Inc. and the Lord Abbett U.S. Government Securities Trust of Lord Abbett Securities Trust in July 1996, the fiscal year end for all the Series of the Fund was changed to November 30.

5    PURCHASES

GENERAL

How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor"), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment for the Balanced Series and Limited Duration U.S. Government Securities Series is $1,000 and for the U.S. Government Securities Series it is $500 except for
Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Retirement Plans ($250 minimum). Subsequent investments may be made in any amount. (See "Shareholder Services"). For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing our net assets by the number of shares outstanding. Securities are valued at market value as more fully described in the Statement of Additional Information.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading. Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Alternative Sales Arrangements.

Each Series of the Fund offers investors different classes of shares. The different classes of shares in a Series represent investments in the same portfolio of securities but are subject to different expenses and will be likely to have different share prices. U.S. Government Securities Series. The U.S. Government Securities Series offers Class A, Class B and Class C shares. Investors considering an investment in the U.S. Government Securities Series should pay particular attention to the sections below headed "Investment in a Multi-Class Series",

"Buying Class A Shares", "Buying Class B Shares" and "Buying Class C Shares". Limited Duration Government and Balanced Series. The Limited Duration Government and Balanced Series offer Class A and Class C shares. Investors considering an investment in the Limited Duration Government or Balanced Series should pay particular attention to the sections below headed

"Investment in a Multi-Class Series", "Buying Class A Shares" and "Buying Class C Shares".

Investment in a Multi-Class Series.
Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares of the Limited Duration Government or Balanced Series, you will pay an initial sales charge on all investments until such time as the Rule 12b-1 Plan for such Series goes into effect. If you buy Class A shares of the U.S. Government Securities Series, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" defined under "Class A Share Net Asset Value Purchases" below). If you purchase Class A shares of the U.S. Government Securities Series as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Series a contingent deferred sales charge ("CDSC") of 1%, except for redemptions under a special retirement wrap program. Class A shares of the U.S. Government Securities Series are subject to service and distribution fees that are currently estimated to total annually approximately
0.27 of 1% of the annual net asset value of the Class A shares of such Series. The initial sales charge rates, the CDSC and the Rule 12b-1 Plan applicable to the Class A shares are described in "Buying Class A Shares" below. Class B Shares. If you buy Class B shares (offered by U.S. Government Securities Series only), you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described in "Buying Class B Shares" below. Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that a Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fee on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for U.S. Government Securities Series investments pursuant to special retirement wrap programs, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders (i) for Class B shares of $500,000 or more and for Class C shares of $1,000,000 or more from a single investor or (ii) for Class B or C shares (a) for Retirement Plans with at least 100 eligible employees or (b) for U.S. Government Securities Series investments pursuant to special retirement wrap programs.

Investing for the Longer Term. If you are investing in the U.S. Government Securities Series for the longer term (for example, future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under

"Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Buying Class A Shares (ALL SERIES). For each Series the offering price of the Class A shares is based on the per-share net asset value next computed after your order is received, plus a sales charge as follows.


Limited Duration U.S. Government Securities Series

                              Sales Charge as a   Dealer's
                              Percentage of:      Concession
                                                  as a           To Compute
                                        Net       Percentage     Offering
                              Offering  Amount    of Offering    Price, Divide
  Size of Investment          Price     Invested   Price         NAV by
----------------------------------------------------------------------------
  Less than $100,000          3.00%      3.09%      2.50%        .9700
----------------------------------------------------------------------------
  $100,000 to $249,999        2.50%      2.56%      2.25%        .9750
----------------------------------------------------------------------------
  $250,000 to $499,999        2.00%      2.04%      1.75%        .9800
----------------------------------------------------------------------------
  $500,000 to $999,999        1.50%      1.52%      1.25%        .9850
----------------------------------------------------------------------------
 The  following  categories  over $1 million  apply only until the Series'  Rule
 12b-1 Plan becomes effective, at which time no sales charge will apply to sales over $1 million or for  Retirement  Plans with at least 100 eligible  employees and the  authorized  institutions  will receive  concessions  on such net asset value purchases mentioned below in the note designated with a "+".
 $1,000,000 to $2,999,999     1.00%     1.01%       1.00%          .9900
-----------------------------------------------------------------------------
 $3,000,000 to $9,999,999     .50%       .50%        .50%          .9950
-----------------------------------------------------------------------------
 $10,000,000 or more          .25%       .25%        .25%          .9975
-----------------------------------------------------------------------------

 +Authorized institutions receive concessions on purchases made by a $1 million or more purchaser or a Retirement Plan with at least 100 eligible employees within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.

Balanced Series
                              Sales Charge as a   Dealer's
                              Percentage of:      Concession
                                                  as a           To Compute
                                        Net       Percentage     Offering
                              Offering  Amount    of Offering    Price, Divide
  Size of Investment          Price     Invested   Price         NAV by
-------------------------------------------------------------------------------
 Less than $50,000            4.75%     4.99%       4.00%        .9525
-------------------------------------------------------------------------------
  $50,000 to $99,999          4.75%     4.99%       4.25%        .9525
-------------------------------------------------------------------------------
  $100,000 to $249,999        3.75%     3.90%       3.25%        .9625
-------------------------------------------------------------------------------
  $250,000 to $499,999        2.75%     2.83%       2.50%        .9725
-------------------------------------------------------------------------------
  $500,000 to $999,999        2.00%     2.04%       1.75%        .9800
-------------------------------------------------------------------------------
 The  following  category  over $1 million  applies  only until the Series' Rule
 12b-1 Plan becomes effective, at which time no sales charge will apply to sales over $1 million or for  Retirement  Plans with at least 100 eligible  employees and authorized  institutions  will receive  concessions on such net asset value purchases mentioned below in the note designated with a "+".
 $1,000,000 or more           1.00%     1.01%        1.00%       .9900
-------------------------------------------------------------------------------

 +Authorized institutions receive concessions on purchases made by a $1 million or more purchaser or a Retirement Plan with at least 100 eligible employees within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.


U.S. Government Securities Series

                              Sales Charge as a   Dealer's
                              Percentage of:      Concession
                                                  as a           To Compute
                                        Net       Percentage     Offering
                              Offering  Amount    of Offering    Price, Divide
  Size of Investment          Price     Invested   Price         NAV by
--------------------------------------------------------------------------------
 Less than $50,000            4.75%      4.99%      4.00%        .9525
--------------------------------------------------------------------------------
 $50,000 to $99,999           4.75%     4.99%       4.25%        .9525
-------------------------------------------------------------------------------
 $100,000 to $249,999         3.75%      3.90%      3.25%        .9625
--------------------------------------------------------------------------------
 $250,000 to $499,999         2.75%      2.83%      2.50%        .9725
--------------------------------------------------------------------------------
 $500,000 to $999,999         2.00%      2.04%      1.75%        .9800
--------------------------------------------------------------------------------
 $1,000,000 or more           No Sales Charge       1.00%+       .9900
--------------------------------------------------------------------------------

 +Authorized institutions receive concessions on purchases made by a $1 million or more purchaser or a Retirement Plan with at least 100 eligible employees or pursuant to a special retirement wrap program within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.

Class A Share Volume Discounts. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase. (1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of the Lord Abbett Research Fund if not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in any shares of the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A shares purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Class A Share Net Asset Value Purchase. Each Series' Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF,
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar  with  such  funds,  (f)  through  Retirement  Plans  with at least 100 eligible employees, (g) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares and (h) with respect to the U.S. Government Securities Series only, through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans. Lord Abbett may suspend or terminate the purchase option referred to in (g) above at any time. We plan that on June 1, 1997, the net asset value transfer privileges will be terminated.

Class A Rule 12b-1 Plans. The Fund has adopted a Class A Rule 12b-1 Plan on behalf of each Series (the "A" Plans, each an "A Plan") which authorizes the payment of fees to authorized institutions in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the applicable Series and (b) to sell Class A shares of the applicable Series. The A Plan for the U.S. Government Securities Series is operative. For the Limited Duration and Balanced Series the A Plan is not operative. Under the A Plan, in order to save on the expense of shareholders meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from a Series' Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plan for the U.S. Government Securities Series, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of
 .25% of the average daily net asset value of the Class A shares serviced by authorized institutions except that the service fee may not exceed 0.15 of 1% in the case of shares sold or attributable to shares sold prior to September 1, 1985 and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million,
 .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; (ii) through Retirement
Plans with at least 100 eligible employees or (iii) constituting a new sale pursuant to a special retirement wrap program and excluding shares exchanged into the Fund under such a program. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions".

The Board has approved similar fee payments under the A Plans for the Limited Duration and Balanced Series (except that (i) there's no special retirement wrap program category and (ii) there is no lower service fee for shares sold prior to September 1, 1985), which fees will begin to be charged, for each Series, following the operative date for such Series' A Plan.

Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions. Holders of Class A shares on which a distribution fee has been paid to a Series may be required to pay to such Series a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of any fund in the Lord Abbett family having an exchange privilege with each Series on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for: (i) redemptions by Retirement Plans due to benefit payments such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions and (ii) redemptions which continue or investments in another fund participating in a special retirement wrap program.) If the Class A shares have been exchanged into another fund or series in the Lord Abbett family of funds and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund or series. Each Series will collect such a charge for other Lord Abbett-sponsored funds or series in a similar situation.

Buying Class B Shares (U.S. Government Securities Series Only). Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the U.S. Government Securities Series redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Anniversary
of the Day on              Contingent Deferred
Which the Purchase         Sales Charge on
Order Was Accepted         Redemptions
                           (As % of Amount
On              Before     Subject to Charge)
--------------------------------------------------------------------------------
                1st              5.0%
--------------------------------------------------------------------------------
1st             2nd              4.0%
-----------------------------------------------------------------------------
2nd             3rd              3.0%
-------------------------------------------------------------------------------
3rd             4th              3.0%
-------------------------------------------------------------------------------
4th             5th              2.0%
-------------------------------------------------------------------------------
5th             6th              1.0%
-------------------------------------------------------------------------------
on or after the                     None
6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The same will be true if Class B shares of another Lord Abbett-sponsored fund are exchanged into U.S. Government Securities Series Class B shares that are subsequently redeemed for cash before the sixth anniversary of the original purchase.

Waiver of Class B Sales Charges. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.
The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with the death of the shareholder.

Class B Rule 12b-1 Plan. The Fund has adopted a Class B share Rule 12b-1 Plan (the "B Plan") for the Class B shares of the U.S. Government Securities Series under which the U.S. Government Securities Series periodically pays Lord Abbett Distributor (i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years. Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are primarily similar to those provided under the A Plans, described above.
Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.
Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Fund of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of their purchase. The distribution fee and the CDSC payments described above allow investors in the U.S. Government Securities Series to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Fund is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett
Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

Automatic Conversion of Class B Shares. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares of the U.S. Government Securities Series. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

Buying Class C Shares (ALL SERIES). Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1.0% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payment made by the Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to
a redemption, the Series redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more, and (3) shares held the longest before the first anniversary of their purchase. If Class C shares of a Series are exchanged into the same class of another Series or another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other series or fund on behalf of such Series' Class C shares. Each Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Class C Rule 12b-1 Plan. The Fund has adopted a Class C share Rule 12b-1 Plan on behalf of each Series (the "C Plans") under which (except as to certain accounts for which tracking data is not available) each Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett Distributor may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed 0.10% of the average annual net asset value of such shares outstanding.

6    SHAREHOLDER SERVICES

We offer the following shareholder services:

Telephone Exchange Privilege: Shares may be exchanged, without a service charge:
(a) for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF and LASF and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds"). You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City
(800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The ex-change privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

Systematic Withdrawal Plan ("SWP"): Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). With respect to Class B shares, for redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

Div-Move: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

Retirement Plans: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

Householding: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7    OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees. Each Series employs Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $21 billion in mutual funds and advisory accounts. Under the Management Agreements, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Zane E. Brown, a Lord Abbett partner and its Director of Fixed Income, is primarily responsible for the day-to-day management of the U.S. Government Securities Series, Limited Duration Government Series and the fixed-income portion of the Balanced Series. Mr. Brown is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers. E. Wayne Nordberg, a Lord Abbett partner for over five years, has been primarily responsible for the day-to-day management of the equity security portion of the Balanced Series since its inception. Mr. Nordberg is assisted by, and may delegate duties to, other Lord Abbett employees who may be Fund officers.

Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of (i)
 .50 of 1% of the first $3 billion of average daily net assets and .45 of 1% for average daily net assets in excess of $3 billion (in the case of the U.S. Government Securities Series), (ii) .50 of 1% (in the case of the Limited Duration Government Series) and (iii) .75 of 1% (in the case of the Balanced Series). This last fee is higher than that paid by most investment companies. For the fiscal year ended October 31, 1996 Lord Abbett waived $28,804 in management fees for the Limited Duration Government Series. The Class A share ratio of expenses, including management fee expenses, to average net assets for the year ended October 31, 1996 for the Limited Duration Government Series was 1.81%. This Class A share expense ratio would have been 2.73% had Lord Abbett not waived all or a portion of its management fee. For the fiscal year ended October 31, 1996 Lord Abbett waived $53,375 in management fees for the Balanced Series. The Class A share ratio of expenses to average net assets for the same period was .93% for the Balanced Series. Lord Abbett waived management fees and subsidized expenses with respect to the Balanced Series. Without such waiver and subsidy the Class A share expense ratio would have been 1.59%.

The Management Agreement for each of the Limited Duration Government Series and the Balanced Series provides for the Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of each such Series first reach $50 million ("commencement date"), to the extent that the expense ratio of such Series (determined before taking into account any fee waiver or expense assumption) is less than 1.15% (in the case of the Balanced Series) and less than .75% (in the case of the Limited Duration Government Series). Thereafter, such repayment of Lord Abbett by the Limited Duration Government Series will continue on and after the first day of the calendar quarter after the net assets of that Series first reach $100 million to the extent that the Series' expense ratio so determined is less than .95%. Each Series shall not be obligated to repay any such expenses after the earlier of the termination of its Agreement or the end of five full fiscal years after the commencement date. The Series will not record as obligations in their financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula, but each will disclose in a note to its financials that such expenses are possible. However, if such expenses become probable, they will be recorded as obligations of the Series at that time.

We will not hold annual meetings and expect to hold meetings of shareholders only when necessary under applicable law or the terms of the Fund's Declaration of Trust. Under the Declaration, a shareholders' meeting may be called at the request of the holders of one-quarter of the outstanding shares entitled to vote. See the Statement of Additional Information for more details. The Fund. The Fund is a diversified open-end management investment company organized as a Delaware business trust on August 16, 1993. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

With respect to each Series, dividends from net investment income are declared daily (Limited Duration and U.S. Government Securities) or monthly (Balanced) and paid on the 15th of each month, or if the 15th is not a business day, on the first business day after the 15th. Dividends for all Series may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. You begin earning dividends on the business day on which payment for the purchase of your shares is received. A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in December and you may take it in cash or additional shares without a sales charge.

Supplemental dividends also may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation has been proposed which would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution shortly after year-end. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption, repurchase or exchange of our shares.

9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value (i) without the payment of a front-end sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.

Tax-qualified   Plans:  For  redemptions  of  $50,000  or  less,  follow  normal redemption procedures. Redemptions over $50,000 must be received by the Fund prior to, or concurrent with, the redemption request.

10   PERFORMANCE

With the addition of the U.S. Government Securities Series to the Fund following the acquisition of the shares of Lord Abbett U.S. Government Securities Fund, Inc. and the Lord Abbett U.S. Government Securities Trust Series of Lord Abbett Securities Trust in July 1996, the Fund's fiscal year-end changed to November
30. At the close of the new fiscal year, the combined assets of the three portfolios were $2.9 billion. Over the past year, stock market averages climbed to new heights and bond markets, while volatile, also performed well. The Balanced Series was allocated 55% in stocks and 45% in bonds at the close of the fiscal year. The equity portion benefited from its exposure to financial companies, which performed well.

Both the U.S. Government Securities Series and the Limited Duration U.S. Government Series maintained heavy weightings in mortgage-backed securities over the course of the fiscal year.

Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about each Series. Each class of shares calculates its yield by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in a Series at the maximum public offering price. When total return is quoted for Class A shares it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, back-end or level) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Our Series' distribution rates differ from our yields primarily because the Series may purchase short- and intermediate-term high-coupon securities at a premium and, consistent with applicable tax regulations, distribute to shareholders all of the interest income on these securities without amortizing the premiums. This practice also is used by these Series for financial statement purposes and is in accordance with generally accepted accounting principles. In other words, these Series may pay more than face value for a security that pays a greater-than-market rate of interest and then distribute all such interest as dividends. The principal payable on the security at maturity will equal face value, and so the market value of the security will gradually decrease to face value, assuming no changes in the market rate of interest or in the credit quality of the issuer.
Shareholders should recognize that such dividends will therefore tend to decrease the net asset value of these Series. Dividends paid from this interest income are taxable to shareholders at ordinary income rates. This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer. No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares of each multi-class Series which is shown in the comparisons below will be greater than or less than that shown below for Class B and Class C shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.


Comparison of change in value of a $10,000 investment in Class A shares of U.S. Government Securities Series (formerly the Lord Abbett U.S. Government Securities Fund), assuming reinvestment of all dividends and distributions, Lipper's Average of General U.S. Government bond funds and the Lehman Government Bond Index.




          THE FUND       THE FUND       LIPPER'S AVG        LEHMAN
          AT NET         AT MAXIMUM     OF GENERAL          GOVERNMENT
          ASSET          OFFERING       U.S. GOV'T          BOND
DATE      VALUE          PRICE          BOND FUNDS          FUNDS
11/30/86  10000           9516          10000               10000
11/30/87  10035           9550           9986               10118
11/30/88  11003          10471          10791               10917
11/30/89  12285          11690          12088               12496
11/30/90  13245          12604          12925               13402
11/30/91  15146          14413          14565               15176
11/30/92  16546          15745          15752               16549
11/30/93  18316          17429          17423               18549
11/30/94  17538          16689          16564               17883
11/30/95  20151          19175          19312               20994
11/30/96  21037          20019          20092               22107

Comparison of change in value of a $10,000 investment in Class A shares of Balanced Series and the Merrill Lynch Wilshire Capital Market Index.


               The Series        The Series        Merrill Lynch
                at Net           at Maximum        Wilshire Capital
Date           Asset Value      Offering Price     Markets Index
12/27/94      $10000              $9525               $10000
10/31/95       11632               11080               12248
10/31/96       12976               12359               14048


Comparison of change in value of a $10,000 investment in Class A shares of Limited Duration Government Series, Lipper's Average Short and Intermediate U.S. Government Funds and the Lehman Intermediate Government Index.


               The Series        The Series        Lippers Average          Lippers Average     Lehman
                at Net           at Maximum        Intermediate U.S.        Short U.S.          Intermediate
Date           Asset Value      Offering Price     Government Funds         Government Funds    Gov't Index
11/4/93       $10000              $9700               $10000                   $10000              $10000
10/31/94        9691               9400                9575                     9873                9799
10/31/95       10482               10168               10733                    10659               11165
10/31/96       10762               10439               11223                    11208               11899

(1)Data reflects the deduction of the maximum sales charge as follows: 4.75% for the U.S. Government Securities Series and the Balanced Series and 3.00% for the Limited Duration Government Series. (2)Source: Lipper Analytical Services.
(3)Performance numbers for the unmanaged Lehman Intermediate Government Index, Lehman Government Bond Index and Merrill Lynch Wilshire Capital Market Index do not reflect transaction costs or management fees. An investor cannot invest directly in these Indices. (4)Total return is the percent change in value, after deduction of the maximum sales charge of 3.00%, applicable to Class A shares of the Limited Duration Government Series and 4.75%, applicable to Class A shares of the Balanced and U.S. Government Securities Series, with all dividends and distributions reinvested for the periods shown ending October 31, 1996, with respect to the Balanced and Limited Duration Government Series and November 30, 1996, with respect to the U.S. Government Securities Series using the SEC-required uniform method to compute such return. (5)The Class B shares were first offered on 8/1/96. Performance numbers are not annualized. Performance reflects the deduction of a 5% CDSC. (6)The Class C shares were first offered on 7/12/96. Performance numbers are not annualized. Performance reflects the deduction of a 1% CDSC.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129

Auditors
Deloitte & Touche LLP Counsel


Debevoise & Plimpton Printed in the U.S.A.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                              MARCH 1, 1997

                                LORD ABBETT INVESTMENT TRUST

-------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1997.

Lord Abbett Investment Trust (referred to as the "Fund") was organized as a Delaware business trust on August 16, 1993. The Fund's trustees have authority to create separate classes and series of shares of beneficial interest, without further action by shareholders. The Fund has three series--Lord Abbett U.S. Government Securities Series, Lord Abbett Limited Duration U.S. Government
Securities Series and Lord Abbett Balanced Series (sometimes referred to as "U.S. Government Securities Series", "Limited Duration Government Series" and "Balanced Series", respectively, or "we" or the "Series", individually or collectively). The U.S. Government Securities Series offers three classes of shares: Class A, Class B and Class C. The Limited Duration Government Series and the Balanced Series offer two classes of shares: Class A and Class C. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or series may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or series exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

     TABLE OF CONTENTS                                       Page

1.   Investment Policies.......................................2
2.   Trustees and Officers.....................................5
3.   Investment Advisory and Other Services....................7
4.   Portfolio Transactions....................................8
5.   Purchases, Redemptions
     and Shareholder Services..................................9
6.   Performance..............................................16
7.   Taxes....................................................18
8.   Information About the Fund...............................18
9.   Financial Statements.....................................19

                                                        1.
                                                Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. Each Series may not:
(1) borrow money, except that (i) each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts)); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); (8) issue senior securities to the extent such issuance would violate applicable law or (9) (with respect to the U.S. Government Securities Series only) invest in securities other than U.S. Government securities, as described in the Prospectus.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the series or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Series' total assets (included within such limitation, but not to exceed 2% of the Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such series.

Although there is no current intention to do so, each Series may invest in financial futures and options on financial futures.

LENDING PORTFOLIO SECURITIES

Each Series may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Series' total assets. The Series' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, the each series may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Series can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are used as security. Each series will comply with the following conditions whenever it loans securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement.) Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements for each Series to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Each Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

WHEN-ISSUED TRANSACTIONS

As stated in the Prospectus, each Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Series, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

AVERAGE DURATION

The Limited Duration Government Series limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Series invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Series will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Series' average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

PORTFOLIO TURNOVER

For the fiscal year ended October 31, 1996, the portfolio turnover rate was 340.62% for the Limited Duration Government Series compared to 222.00% for the previous year and for the one month ended November 30, 1996 was 175.98%. For the year ended October 31, 1996, the portfolio turnover rate for the equity portion of the Balanced Series was 62.34% and 363.31% for the fixed-income portion of the Balanced Series compared to 131.80% for the period December 27, 1994 through October 31, 1995.

On July 12, 1996, the Fund acquired the assets of the U.S. Government Securities Fund, Inc. (the "Acquired Fund"), in exchange for the shares of the newly created U.S. Government Securities Series. For the fiscal year ended November 30, 1996, the portfolio turnover rate was 820.59%, versus 544.31% for the prior year for the Acquired Fund.

As discussed above, each Series may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Series' fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

                                                        2.
                                               Trustees and Officers

The following trustees are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also an officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 51, Chairman and President
E. Wayne Nordberg, 58, Vice President and Trustee

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing 162 S. Beach Road Hobe Sound, Florida Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly President & CEO of Nestle Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestle SA,

Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustees of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                                 FOR THE FISCAL YEAR ENDED NOVEMBER  30, 1996
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or                Estimated Annual          For Year Ended
                                               Retirement Benefits       Benefits Upon             December 31, 1995
                                               Accrued by the            Retirement Proposed       Total Compensation
                           Aggregate           Fund and                  to be Paid by the         Accrued by the Fund and
                           Compensation        Twelve Other Lord         Fund and Twelve           Twelve Other Lord
                           Accrued by          Abbett-sponsored          Other Lord Abbett-        Abbett-sponsored
NAME OF DIRECTOR           THE FUND1           FUNDS                     SPONSORED FUNDS2          FUNDS3

E. Thayer Bigelow          $10,590             $11,563                    $50,000                    $41,700
Stewart S. Dixon           $10,314             $22,283                    $50,000                    $42,000
John C. Jansing            $10,371             $28,242                    $50,000                    $42,960
C. Alan MacDonald          $10,649             $29,942                    $50,000                    $42,750
Hansel B. Millican, Jr.    $10,970             $24,499                    $50,000                    $43,000
Thomas J. Neff             $10,348             $15,990                    $50,000                    $42,000


1. Outside trustees fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside trustees are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the Fund as of November 30, 1996, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $27,143; Mr. Dixon, $101,138; Mr. Jansing, $125,269; Mr. MacDonald, $80,318; Mr. Millican, $126,245 and Mr. Neff, $125,238.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside trustees may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside trustees to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (to be renamed the equity-based plans). The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended November 30, 1996 with respect to the retirement plans. These accruals were based on the retirement plans as in effect before the recent

                                                         6




  amendments and on the fees payable to outside trustees of the Fund during the year ended November 30, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and retirement benefits were increased from 80% to 100% of a director's final annual retainer. The amounts stated in column 4 would be payable annually under the retirement plans as recently amended if the directors were to retire at age 72 and the annual retainers payable by the funds were the same as they are today.

3.This  column  shows  aggregate  compensation,   including  trustees  fees  and
  attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster Messrs. Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Zane E. Brown, age 45, Executive Vice President; Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Daniel E. Carper, age 45; Robert S. Dow, age 51; Daria L. Foster, age 42; Robert G. Morris, age 52; Robert J. Noelke, age 40; E. Wayne Nordberg, age 59; Paul A. Hilstad, age 54 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; A. Edward Oberhaus, age 36; John J. Walsh, age 60, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of February 1, 1997, our officers and trustees as a group owned less than 1% of the outstanding shares of the Limited Duration Government Series, Balanced Series and U.S. Government Securities Series.

                                                        3.
                                      Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under each Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% (in the case of the U.S. Government Securities Series and the Limited Duration Government Series) and .75 of 1% (in the case of the Balanced Series). These fees are allocated among the classes of each Series based on the class' proportionate share of each Series average daily net assets.

Each Series pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

The management fees paid to Lord Abbett by the Limited Duration Government Series for the period November 4, 1993 (commencement of operations) to October 31, 1994 and the fiscal years ended October 31, 1995 and 1996 amounted to $46,153, $15,561 and $9,897, respectively. For the one month ended November 30, 1996 the management fee paid to Lord Abbett by the Limited Duration Government Series was $2,770.

The management fees paid to Lord Abbett by the Balanced Series for the period December 27, 1994 (commencement of operations) to October 31, 1995, the fiscal year ended October 31, 1996 and the one month ended November 30, 1996 were $0, $8,607 and $2,240, respectively.

The management fees paid to Lord Abbett by the Acquired Fund ( and subsequent to July 12, 1996 by the U.S. Government Securities Series) for the fiscal years ended November 30, 1994, 1995 and 1996 were $17,590,000, $16,286,000 and
$15,053,629, respectively. Prior to July 12, 1996 these fees were attributable to the Class A shares of all of the above Series only. For the period August 1, 1996 to November 30 ,1996 with respect to the Class B shares such management fees were $4,094. For the period July 12, 1996 to November 30, 1996 with respect to the Class C shares such management fees were $538,618.

Although not obligated to do so, Lord Abbett has waived and may waive all or part of its management fees and has assumed or may assume other expenses of the Limited Duration U.S. Government Securities Series and Balances Series. For the fiscal year ended October 31, 1996 and for the one month ended November 30, 1996, Lord Abbett waived $28,804 and $2,657 in management fees for the Limited Duration Government Series. With respect to the Balanced Series, for the fiscal year ended October 31, 1996 and for the one month ended November 30, 1996, Lord Abbett waived $53,375 and $4,638 in management fees.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

Bank of New York, 40 Wall Street, New York, New York, is the Fund's custodian.

                                                        4.
                                              Portfolio Transactions

It is expected that purchases and sales of each Series' fixed-income portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, each Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

Each Series' policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the period from November 4, 1993 to October 31, 1994, the fiscal year ended October 31,1995, and 1996 and the one month ended November 30, 1996, the Limited Duration Government Series paid no commissions to independent brokers. For the period December 27, 1994 to October 31, 1995, the fiscal year ended October 31, 1996 and the one month ended November 30, 1996 the Balanced Series paid total commissions to independent brokers of $4,566, $7,364 and $767.

                                                        5.
                                              Purchases, Redemptions
                                             and Shareholder Services

Securities in each Series' portfolio are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded or, if there is no sale, at the mean between the last bid and asked prices on such exchange or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

With respect to the Balanced Series, all assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Fund. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the New York Stock Exchange
("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class B shares of the U.S. Government Securities Series and the Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.

The offering price of Class A shares of the Limited Duration Government Series and the Balanced Series for the periods indicated below were computed as follows:

                                                                                         One Month Ended
                                                           OCTOBER 31, 1996                  NOVEMBER 30, 1996
                                                      ---------------------------------    -------------------
                                                      Limited Duration                       Limited Duration
                                                      Government           Balanced          Government              Balanced
                                                       SERIES               SERIES           SERIES                  SERIES

Net asset value per share (net assets divided
  by shares outstanding)..................................$4.39              $11.30            $4.42                      $11.81

Maximum offering price per share - net asset
  value divided by (.9700 for Limited Duration
  Government Series)  and (.9525 for Balanced Series)     $4.53               $11.86            $4.56                  $12.40



The offering price of Class A shares of the U.S. Government Securities Series for the fiscal year ended November 30, 1996 was computed as follows:

Net asset value per
share (net assets divided
by shares outstanding)....................................$2.63

Maximum offering price per share - net asset
  value (divided by .9525)................................$2.76

The offering price of Class C shares of the Limited Duration Government Series and the Balanced Series for the periods indicated below were computed as follows:


                                                                                        One Month Ended
                                                   OCTOBER 31, 1996                    NOVEMBER 30, 1996
                                               --------------------------------     --------------------
                                                  Limited Duration                     Limited Duration
                                                  Government           Balanced        Government               Balanced
                                                  SERIES                SERIES         SERIES                   SERIES

Net asset value per share (net assets divided
  by shares outstanding).............................$4.39              $11.29            $4.42                    $11.79

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.



Since commencement of operations, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Limited Duration U.S. Government Securities Series and the Balanced Series as follows:


                            November 4, 1993
                                to                  Year ended               Year ended              One month ended
                           OCTOBER 31, 1994       OCTOBER 31, 1995        OCTOBER 31, 1996         NOVEMBER 30, 1996

Gross sales charge            $102,403               $205,002              $140,941                    $8,059

Amount allowed
to dealers                    $ 87,791               $192,792                $123,303                  $7,068

Net Commissions received
by Lord Abbett                $ 14,612               $ 12,210                $ 17,638                  $ 991
                              ========               ========                ========                  =====



For the fiscal years ended November 30, 1994, 1995 and 1996, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Acquired Fund (and subsequent to July 12, 1996, the U.S. Government Securities Series) as follows:

                              1994                  1995              1996
                              ----                  ----              ----

Gross sales charge          $14,334,294            $8,891,483       $4,248,800

Amount allowed
to dealers                  $12,360,904           $7,684,528        $3,623,071

Net Commissions received
by Lord Abbett              $1,973,390            $1,206,955        $625,729


CONVERSION  OF CLASS B  SHARES.  The  conversion  of Class B shares  of the U.S.
Government Securities Series on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal

Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Series pursuant to Rule 12b-1 of the Act for each class of shares available in the applicable series: the "A Plan", the "B Plan" (U.S. Government Securities Series only) and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Both the B Plan and the C Plans were adopted by the Fund subsequent to its last fiscal year. Lord Abbett used all amounts received under the A Plan for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Fund.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees and of the Fund's trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on such Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the appropriate class and the approval of a majority of the trustees including a majority of the Fund's outside trustees. Each Plan may be terminated at any time by vote of a majority of the Fund's outside trustees or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES. (ALL SERIES) As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B  SHARES.  ( U.S.  GOVERNMENT  SECURITIES  SERIES  ONLY) As stated in the
Prospectus,   if  Class  B  shares   (or   Class  B  shares  of   another   Lord
Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Series in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of                               Contingent Deferred Sales Charge
Purchase                                    on Redemptions (As % of Amount
                                             Subject to Charge)
Before the 1st..........................................5.0%
On the 1st, before the 2nd..............................4.0%
On the 2nd, before the 3rd..............................3.0%
On the 3rd, before the 4th..............................3.0%
On the 4th, before the 5th..............................2.0%
On the 5th, before the 6th .............................1.0%
On or after the 6th anniversary.........................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES (ALL SERIES). As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares.

GENERAL. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. In the case of Class A and Class C shares, the CDSC is received by the Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to

Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or series paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service or Series fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the corresponding class of the Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option referred to in (g) above at any time, we plan that on June 1, 1997 the net asset value transfer privilege will be terminated, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan with respect to the U.S. Government Securites Series only, . Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year,the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation . With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                                        6.
                                                    Performance

Each Series computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.0% with respect to the Balanced Series and 4.75% with respect to the Limited Duration Government and U.S. Government Securities Series (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of the U.S. Government Securities Series, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above, the total annual return for the Acquired Fund (and subsequent to July 12, 1996 for the U.S. Government Securities Series) for the one, five and ten year periods ended November 30, 1996 was -0.70%, 5.73% and 7.18% for the Class A shares. The total return for the Limited Duration Government Series for the period from November 4, 1993 (commencement of operations) to October 31, 1994 and the fiscal year ended October 31, 1996 were 1.45% and -0.40% for the Class A shares. For the period December 27, 1994 (commencement of operations) to October 31, 1995 and the fiscal year ended October 31, 1996 the total returns for the Balanced Series were 12.16% and 6.20% for the Class A shares. The ending redeemable value of shares of the Limited Duration Government Series and the Balanced Series for the fiscal year ended October 31, 1996 were $996 and $1,062, respectively. The ending redeemable values for the Acquired Fund (and subsequent to July 12, 1996 for the U.S. Government Securities Series) for the one, five and ten year periods ended November 30, 1996 were, $993, $1,321 and $2,002, respectively.

The total return for Class C shares of the Limited Duration Government Securities and Balanced Series for the period July 15, 1996 to October 31, 1996 and the one month ended November 30, 1996 were 1.97% and 6.72%, respectively. The total return for Class C shares of the U.S. Government Securities Series for the period July 15, 1996 to November 30, 1996 was 5.34%

The total return for Class B shares of the Acquired Fund for the period August 1, 1996 to November 30, 1996 was 0.13%.

Each Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Series' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1996, the Limited Duration Government Series and Balanced Series yields were 3.24% and 2.54%, respectively. For the 30-day period ended on November 30, 1996, the yield for the U.S. Government Securities Series was 4.24%.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                                        7.
                                                       Taxes

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of Series shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. Each Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of each Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.

                                                        8.
                                            Information About the Fund

SHAREHOLDER LIABILITY. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund or any series and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

GENERAL. The assets of the Fund received for the issue or sale of the shares of each Series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each Series, and constitute the underlying assets of such Series. The underlying assets of each Series are recorded on the books of account of the Fund, and are to be charged with the liabilities with respect to such Series and with a share of the general expenses of the Fund. Expenses with respect to the Fund are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Fund, the holders of the shares of each Series are entitled to receive as a class the underlying assets of such Series available for distribution.

Under the Fund's Declaration of Trust, the trustees may, upon shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund or any Series to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund or any Series may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund or any Series, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent Trustees of the Fund to the extent contemplated by the recommendations of such Advisory Group.

                                                        9.
                                               Financial Statements

The financial statements for fiscal year ended November 30, 1996 and the report of Deloitte & Touche LLP, independent public accountants, on such annual financial statements contained in the 1996 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.